LIBERTY NEWPORT EUROPE FUND

                 Supplement to Prospectus dated January 1, 2003

The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:

Penny L. Burgess, CFA, a Vice President of Newport and Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent, has co-managed the Fund since February, 2003. Ms. Burgess has been with Newport and its affiliates since 1993, and has been responsible for analysis of international securities in Europe, Canada and Australia. She earned a B.A. degree in finance from Oregon State University.

Deborah F. Snee, CFA, a Vice President of Newport and Newport Pacific, has co-managed the Fund since November, 1999. Ms. Snee has been responsible for analysis of European equities since 1999. Prior to joining Newport and Newport Pacific, Ms. Snee spent six years at Progress Investments and Sit/Kim International as an emerging markets analyst. Ms. Snee earned a B.S. degree in finance from the University of Delaware and an M.S. degree in computer information systems from Golden Gate University.


                                                                   March 3, 2003